Fees Summary	Nov. 06, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	582.35
Total Transaction Valuation	4,216,844.00
Total Offset Amount	0.00
Net Fee	$ 582.35